UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

BNY Mellon Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Active MidCap Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Active MidCap Fund

ANNUAL REPORT December 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Peter D. Goslin, CFA, Adam Logan, CFA, Chris Yao, CFA and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Active MidCap Fund’s Class A shares achieved a total return of 9.18%, Class C shares returned 8.17%, Class I shares returned 9.40%, and Class Y shares returned 9.63%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of 17.10% for the same period.2

Mid-cap stocks posted gains over the reporting period, bolstered by supportive central bank policies during the COVID-19 pandemic. The fund lagged the Index, primarily due to security selection shortfalls in the information technology, industrials and materials sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations, primarily within mid-cap stocks in the U.S. stock market.

The portfolio managers select stocks through a “bottom-up” structured approach that seeks to identify undervalued securities using a quantitative ranking process. The process is driven by a proprietary stock selection model that measures a diverse set of corporate characteristics to identify and rank stocks based on valuation, momentum, sentiment and earnings quality measures. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Central Bank Policy and COVID-19 Influence Markets

After an optimistic end to 2019, markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate.

In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally, which lasted through the end of the year.

According to the Russell family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Drove Fund Performance

The fund’s performance compared to the Index was constrained by stock selection shortfalls across the information technology, industrials and materials sectors. Negative security selection within the IT services and technology hardware industries in the information technology sector was a main detractor from relative results. The industrials sector experienced a headwind from stock selection within the airlines and machinery industries. The spread of COVID-19 drastically reduced demand for products and services from these market segments, negatively affecting stock prices. A position in United Airlines Holdings, which suffered from reduced revenues during the period due to cratering demand for its services, was a leading detractor from sector and overall performance. Within the materials sector, negative selection within the metals and mining industry was a primary detractor. From an individual issuer perspective, a position in office equipment company Xerox was among the leading detractors. Due to office closures and the trend toward working from home, investors became concerned that corporate clients would use Xerox’s products less. We have exited the position. Elsewhere in the markets, a position in real estate company Weingarten Realty Investors also provided a headwind. The stock came under pressure, as concerns mounted over tenants’ ability to pay rent amid widespread lockdowns and growing unemployment.

The fund achieved better results in several other areas. Positioning within the energy and health care sectors was positive for results. Stock selection within energy helped results. The sector struggled during the period. The portfolio held names that performed better than the broader sector. Within health care, an overweight to the sector provided a tailwind. A number of top contributing stocks also came out of the sector. Veeva Systems, which provides computing solutions for life sciences companies, was a leading contributor to positive results. The company beat earnings expectations and raised guidance continuously during the 12 months. Medical equipment and supplies company IDEXX Laboratories was also among the top performers. The company had good earnings momentum, and the stock appreciated over the period. Elsewhere in the markets, outdoor shoe and apparel company Deckers Outdoor was also among the leading performers. The company beat earnings several times throughout the year. The stock moved higher on positive financial results. In the information technology sector, electronic device maker Cadence Design Systems moved higher on the back of strong earnings momentum, and financial results that beat expectations.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Investor preference for top line growth is a theme we observed in 2020.  We had exposure to this theme and found the opportunity during the fourth quarter to add to this exposure. Stock market volatility experienced during the period may have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently-attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2021

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Investing in foreign denominated and/or domiciled securities involves risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $10,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Active MidCap Fund on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Active MidCap Fund with a hypothetical investment of $1,000,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compare a hypothetical $1,000,000 investment in Class Y shares of BNY Mellon Active MidCap Fund on 12/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	2.90%	5.53%	8.81%
without sales charge	1/29/85	9.18%	6.79%	9.45%
Class C shares
with applicable redemption charge †	11/27/02	7.17%	5.86%	8.52%
without redemption	11/27/02	8.17%	5.86%	8.52%
Class I shares	11/27/02	9.40%	7.02%	9.66%
Class Y shares	9/1/15	9.63%	7.08%	9.70%††
Russell Midcap® Index		17.10%	13.40%	12.41%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Active MidCap Fund from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.02	$10.23	$3.89	$3.27
Ending value (after expenses)	$1,242.80	$1,237.20	$1,244.10	$1,246.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.52	$9.22	$3.51	$2.95
Ending value (after expenses)	$1,020.66	$1,015.99	$1,021.67	$1,022.22

†  Expenses are equal to the fund’s annualized expense ratio of .89% for Class A, 1.82% for Class C, .69% for Class I and .58% for Class Y, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - .8%
BorgWarner	35,050		1,354,332
Gentex	49,985		1,695,991
Thor Industries	6,020		559,800
			3,610,123
Banks - 2.7%
Comerica	35,440		1,979,678
KeyCorp	132,400		2,172,684
MGIC Investment	90,800		1,139,540
New York Community Bancorp	111,680		1,178,224
Regions Financial	174,720		2,816,486
Western Alliance Bancorp	15,540		931,623
Zions Bancorp	28,690		1,246,294
			11,464,529
Capital Goods - 7.9%
AGCO	13,620		1,404,086
BWX Technologies	10,410		627,515
Carlisle	4,400		687,192
Colfax	35,170	[a,b]	1,344,901
Curtiss-Wright	23,910		2,781,928
Dover	11,700		1,477,125
EMCOR Group	8,390		767,349
Fastenal	28,480		1,390,678
Fortune Brands Home & Security	27,010		2,315,297
Generac Holdings	6,890	[b]	1,566,855
Hubbell	7,010		1,099,098
Masco	38,960		2,140,073
Parker-Hannifin	22,200		6,047,502
Pentair	21,620		1,147,806
Rockwell Automation	6,990		1,753,162
Simpson Manufacturing	7,260		678,447
Stanley Black & Decker	11,580		2,067,725
Trane Technologies	15,630		2,268,851
United Rentals	3,380	[b]	783,856
W.W. Grainger	4,630		1,890,614
			34,240,060
Commercial & Professional Services - 2.3%
Cintas	7,880		2,785,265
Clean Harbors	24,650	[b]	1,875,865
CoreLogic	8,220		635,570
FTI Consulting	7,060	[b]	788,743
Herman Miller	23,050		779,090

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Commercial & Professional Services - 2.3% (continued)
Republic Services	7,780		749,214
Tetra Tech	5,470		633,317
TransUnion	16,510		1,638,122
			9,885,186
Consumer Durables & Apparel - 4.3%
Brunswick	14,620		1,114,629
D.R. Horton	8,100		558,252
Deckers Outdoor	11,740	[b]	3,366,797
Hanesbrands	55,210	[a]	804,962
Lululemon Athletica	2,770	[b]	964,043
Mohawk Industries	7,270	[b]	1,024,707
NVR	240	[b]	979,166
Peloton Interactive, Cl. A	14,350	[b]	2,177,182
PulteGroup	46,400		2,000,768
PVH	19,840		1,862,778
Tempur Sealy International	59,520	[b]	1,607,040
TRI Pointe Group	39,710	[b]	684,998
Whirlpool	7,440		1,342,846
			18,488,168
Consumer Services - 2.1%
Caesars Entertainment	9,580	[b]	711,507
Chipotle Mexican Grill	1,610	[b]	2,232,603
Domino's Pizza	3,950		1,514,667
Hilton Worldwide Holdings	13,490		1,500,897
Penn National Gaming	10,360	[b]	894,793
Planet Fitness, Cl. A	9,370	[b]	727,393
Service Corp. International	26,680		1,309,988
			8,891,848
Diversified Financials - 5.1%
Ameriprise Financial	4,040		785,093
Discover Financial Services	20,130		1,822,369
FactSet Research Systems	7,810		2,596,825
LPL Financial Holdings	16,205		1,688,885
MSCI	4,650		2,076,364
OneMain Holdings	25,020		1,204,963
Raymond James Financial	7,180		686,911
SEI Investments	35,255		2,026,105
State Street	32,540		2,368,261
Synchrony Financial	106,640		3,701,474
T. Rowe Price Group	20,850		3,156,481
			22,113,731
Energy - 3.6%
Baker Hughes	76,420	[a]	1,593,357

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Energy - 3.6% (continued)
Devon Energy	74,730		1,181,481
Halliburton	84,400		1,595,160
Helmerich & Payne	23,850		552,366
Marathon Oil	267,580		1,784,759
Marathon Petroleum	28,360		1,172,970
Murphy Oil	123,660		1,496,286
NOV	95,990	[b]	1,317,943
Pioneer Natural Resources	13,560		1,544,348
The Williams Companies	160,280		3,213,614
			15,452,284
Food & Staples Retailing - .3%
The Kroger Company	41,140		1,306,606
Food, Beverage & Tobacco - 2.2%
Archer-Daniels-Midland	18,810		948,212
Campbell Soup	42,190		2,039,886
Conagra Brands	58,130		2,107,794
Lamb Weston Holdings	13,610		1,071,651
McCormick & Co.	12,310		1,176,836
The Hershey Company	11,030		1,680,200
Tyson Foods, Cl. A	10,410		670,820
			9,695,399
Health Care Equipment & Services - 7.6%
ABIOMED	2,200	[b]	713,240
Acadia Healthcare	17,720	[a,b]	890,607
Align Technology	4,450	[b]	2,377,991
Amedisys	4,720	[b]	1,384,518
AmerisourceBergen	12,400		1,212,224
Cerner	29,400		2,307,312
Chemed	2,750		1,464,677
DaVita	9,810	[b]	1,151,694
Hologic	35,550	[b]	2,589,106
IDEXX Laboratories	5,600	[b]	2,799,272
McKesson	12,500		2,174,000
Quidel	3,610	[b]	648,537
ResMed	13,510		2,871,686
Steris	24,820		4,704,383
Teladoc Health	8,570	[b]	1,713,657
Veeva Systems, Cl. A	9,440	[b]	2,570,040
Zimmer Biomet Holdings	7,720		1,189,575
			32,762,519
Household & Personal Products - 1.8%
Church & Dwight	20,370		1,776,875
Nu Skin Enterprises, Cl. A	14,820		809,617

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Household & Personal Products - 1.8% (continued)
The Clorox Company	26,000		5,249,920
			7,836,412
Insurance - 4.1%
Arch Capital Group	49,740	[b]	1,794,122
Brown & Brown	48,980		2,322,142
Everest Re Group	7,660		1,793,129
Fidelity National Financial	30,300		1,184,427
First American Financial	19,980		1,031,567
Globe Life	48,195		4,576,597
Primerica	19,600		2,625,028
The Hanover Insurance Group	8,180		956,406
Unum Group	66,500		1,525,510
			17,808,928
Materials - 4.3%
Amcor	69,360		816,367
Corteva	44,570		1,725,750
Crown Holdings	21,460	[b]	2,150,292
Eagle Materials	9,820		995,257
Element Solutions	75,610		1,340,565
FMC	16,140		1,854,970
Graphic Packaging Holding	91,290		1,546,453
Reliance Steel & Aluminum	17,590		2,106,402
RPM International	18,560		1,684,877
Silgan Holdings	46,960		1,741,277
The Mosaic Company	61,730		1,420,407
The Scotts Miracle-Gro Company	5,070		1,009,640
			18,392,257
Media & Entertainment - 4.7%
Discovery, Cl. A	35,320	[a,b]	1,062,779
DISH Network, Cl. A	37,800	[b]	1,222,452
Match Group	6,745	[b]	1,019,777
Omnicom Group	28,090		1,751,973
Pinterest, Cl. A	14,320	[b]	943,688
Sirius XM Holdings	286,480	[a]	1,824,878
Spotify Technology	7,810	[b]	2,457,495
Take-Two Interactive Software	15,270	[b]	3,172,953
The Interpublic Group of Companies	99,110		2,331,067
The New York Times Company, Cl. A	32,490		1,682,007
Yelp	27,750	[b]	906,593
Zillow Group, Cl. C	16,060	[b]	2,084,588
			20,460,250
Pharmaceuticals Biotechnology & Life Sciences - 6.0%
Agilent Technologies	16,880		2,000,111

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.0% (continued)
Alexion Pharmaceuticals	9,830	[b]	1,535,839
Avantor	41,820	[b]	1,177,233
Bio-Rad Laboratories, Cl. A	3,480	[b]	2,028,631
Catalent	15,290	[b]	1,591,230
Charles River Laboratories International	4,090	[b]	1,021,927
Horizon Therapeutics	18,320	[b]	1,340,108
IQVIA Holdings	12,930	[b]	2,316,668
Jazz Pharmaceuticals	12,340	[b]	2,036,717
Mettler-Toledo International	3,415	[b]	3,892,007
Moderna	23,270	[b]	2,431,017
PerkinElmer	16,310		2,340,485
Repligen	4,660	[b]	892,996
Seagen	8,020	[b]	1,404,623
			26,009,592
Real Estate - 7.9%
Boston Properties	17,660	[c]	1,669,400
Brandywine Realty Trust	286,370	[c]	3,410,667
Camden Property Trust	16,940	[c]	1,692,645
Corporate Office Properties Trust	54,070	[c]	1,410,146
CubeSmart	25,470	[c]	856,047
Equity Lifestyle Properties	30,030	[c]	1,902,701
Essex Property Trust	5,140	[c]	1,220,339
Extra Space Storage	11,120	[c]	1,288,363
First Industrial Realty Trust	114,640	[c]	4,829,783
Gaming & Leisure Properties	28,653	[c]	1,214,887
Lamar Advertising, Cl. A	35,660	[c]	2,967,625
Mid-America Apartment Communities	42,550	[c]	5,390,659
Omega Healthcare Investors	34,290	[c]	1,245,413
PS Business Parks	6,010	[c]	798,549
Simon Property Group	14,000	[c]	1,193,920
Weingarten Realty Investors	85,810	[c]	1,859,503
Weyerhaeuser	34,070	[c]	1,142,367
			34,093,014
Retailing - 4.5%
AutoZone	4,430	[b]	5,251,499
Best Buy	9,525		950,500
Dick's Sporting Goods	14,390		808,862
Dollar Tree	14,110	[b]	1,524,444
Etsy	10,390	[b]	1,848,485
Foot Locker	21,310		861,776
Kohl's	55,640		2,263,992
LKQ	39,380	[b]	1,387,751

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Retailing - 4.5% (continued)
O'Reilly Automotive	2,370	[b]	1,072,591
Tractor Supply	8,560		1,203,365
Wayfair, Cl. A	5,010	[a,b]	1,131,308
Williams-Sonoma	11,410		1,161,994
			19,466,567
Semiconductors & Semiconductor Equipment - 4.3%
Cirrus Logic	9,400	[b]	772,680
Enphase Energy	11,130	[b]	1,952,981
Inphi	4,680	[b]	751,000
KLA	12,320		3,189,771
Microchip Technology	17,290		2,387,922
Monolithic Power Systems	4,700		1,721,281
Qorvo	14,570	[b]	2,422,554
Skyworks Solutions	11,790		1,802,455
Teradyne	17,630		2,113,661
Xilinx	8,650		1,226,310
			18,340,615
Software & Services - 12.6%
CACI International, Cl. A	5,160	[b]	1,286,543
Cadence Design Systems	46,210	[b]	6,304,430
Citrix Systems	20,310		2,642,331
Crowdstrike Holdings, CI. A	11,840	[b]	2,507,949
Datadog, Cl. A	5,630	[a,b]	554,217
DocuSign	10,090	[b]	2,243,007
EPAM Systems	3,190	[b]	1,143,137
Euronet Worldwide	9,010	[b]	1,305,729
Fair Isaac	4,820	[b]	2,463,213
FLEETCOR Technologies	16,980	[b]	4,632,653
Fortinet	15,860	[b]	2,355,686
HubSpot	2,990	[b]	1,185,356
Jack Henry & Associates	7,250		1,174,428
Leidos Holdings	7,830		823,090
Manhattan Associates	5,530	[b]	581,645
Medallia	15,890	[b]	527,866
NortonLifeLock	44,120		916,814
Nuance Communications	23,030	[b]	1,015,393
Palo Alto Networks	5,800	[b]	2,061,262
Paychex	27,575		2,569,438
Paycom Software	2,710	[b]	1,225,598
Paylocity Holding	6,470	[b]	1,332,238
PTC	10,640	[b]	1,272,650
Splunk	9,970	[b]	1,693,803
The Trade Desk, Cl. A	2,710	[b]	2,170,710

Description		Shares		Value ($)
Common Stocks - 99.7% (continued)
Software & Services - 12.6% (continued)
The Western Union Company		32,310		708,881
Twilio, Cl. A		7,670	[b]	2,596,295
Verisign		14,170	[b]	3,066,388
WEX		9,440	[b]	1,921,323
				54,282,073
Technology Hardware & Equipment - 3.0%
Arista Networks		2,380	[b]	691,557
CDW		24,915		3,283,548
Ciena		40,220	[b]	2,125,627
HP		36,140		888,683
Keysight Technologies		15,470	[b]	2,043,432
Lumentum Holdings		7,840	[b]	743,232
Motorola Solutions		6,320		1,074,779
Zebra Technologies, Cl. A		5,775	[b]	2,219,506
				13,070,364
Transportation - 2.6%
Delta Air Lines		55,630		2,236,882
Expeditors International of Washington		15,290		1,454,232
Old Dominion Freight Line		27,165		5,302,065
United Airlines Holdings		46,480	[b]	2,010,260
				11,003,439
Utilities - 5.0%
American Water Works		29,360		4,505,879
CMS Energy		16,350		997,514
Eversource Energy		31,010		2,682,675
Hawaiian Electric Industries		49,140		1,739,065
MDU Resources Group		70,290		1,851,439
NorthWestern		18,870		1,100,310
NRG Energy		39,230		1,473,086
OGE Energy		82,370		2,624,308
ONE Gas		18,390		1,411,800
Pinnacle West Capital		11,960		956,202
WEC Energy Group		22,550		2,075,276
				21,417,554
Total Common Stocks (cost $347,079,118)				430,091,518
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,810,412)	0.09	1,810,412	[d]	1,810,412

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,638,745)	0.05	1,638,745	[d]	1,638,745
Total Investments (cost $350,528,275)		100.5%		433,540,675
Liabilities, Less Cash and Receivables		(.5%)		(2,343,423)
Net Assets		100.0%		431,197,252

aSecurity, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $9,114,559 and the value of the collateral was $9,379,620, consisting of cash collateral of $1,638,745 and U.S. Government & Agency securities valued at $7,740,875.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	19.9
Health Care	13.6
Industrials	12.8
Financials	11.9
Consumer Discretionary	11.7
Real Estate	7.9
Utilities	5.0
Communication Services	4.7
Consumer Staples	4.4
Materials	4.2
Energy	3.6
Investment Companies	.8
100.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 12/31/20 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2,675,538	40,675,365	(41,540,491)	1,810,412.4		4,916
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	-	31,956,687	(31,956,687)	-	-	93,131†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	3,746,388	(2,107,643)	1,638,745.4		3,216†††
Total	2,675,538	76,378,440	(75,604,821)	3,449,157.8		101,263

† Included reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,114,559)—Note 1(c):
Unaffiliated issuers	347,079,118	430,091,518
Affiliated issuers	3,449,157	3,449,157
Dividends and securities lending income receivable		315,715
Receivable for shares of Common Stock subscribed		92,781
Prepaid expenses		37,267
		433,986,438
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		274,900
Liability for securities on loan—Note 1(c)		1,638,745
Payable for shares of Common Stock redeemed		767,226
Directors’ fees and expenses payable		5,930
Other accrued expenses		102,385
		2,789,186
Net Assets ($)		431,197,252
Composition of Net Assets ($):
Paid-in capital		342,471,766
Total distributable earnings (loss)		88,725,486
Net Assets ($)		431,197,252

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	409,572,473	2,108,603	19,515,134	1,042
Shares Outstanding	7,072,210	40,538	333,947	18.30
Net Asset Value Per Share ($)	57.91	52.02	58.44	56.94

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $4,326 foreign taxes withheld at source):
Unaffiliated issuers	6,205,855
Affiliated issuers	4,826
Income from securities lending—Note 1(c)	96,347
Interest	71,577
Total Income	6,378,605
Expenses:
Management fee—Note 3(a)	2,909,838
Shareholder servicing costs—Note 3(c)	1,243,251
Professional fees	92,361
Registration fees	63,971
Prospectus and shareholders’ reports	44,470
Directors’ fees and expenses—Note 3(d)	35,652
Custodian fees—Note 3(c)	22,582
Distribution fees—Note 3(b)	15,580
Chief Compliance Officer fees—Note 3(c)	13,982
Loan commitment fees—Note 2	13,480
Interest expense—Note 2	41
Miscellaneous	26,383
Total Expenses	4,481,591
Less—reduction in expenses due to undertaking—Note 3(a)	(848,128)
Net Expenses	3,633,463
Investment Income—Net	2,745,142
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,755,783
Capital gain distributions from affiliated issuers	90
Net Realized Gain (Loss)	10,755,873
Net change in unrealized appreciation (depreciation) on investments	17,331,669
Net Realized and Unrealized Gain (Loss) on Investments	28,087,542
Net Increase in Net Assets Resulting from Operations	30,832,684

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	2,745,142	1,833,633
Net realized gain (loss) on investments	10,755,873	14,376,117
Net change in unrealized appreciation (depreciation) on investments	17,331,669	56,941,051
Net Increase (Decrease) in Net Assets Resulting from Operations	30,832,684	73,150,801
Distributions ($):
Distributions to shareholders:
Class A	(11,507,499)	(11,617,718)
Class C	(53,904)	(69,575)
Class I	(636,732)	(672,866)
Class Y	(32)	(2,968)
Total Distributions	(12,198,167)	(12,363,127)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,199,845	5,460,956
Class C	46,250	41,797
Class I	5,096,649	4,099,740
Class Y	-	21,817
Distributions reinvested:
Class A	10,861,453	10,937,478
Class C	51,751	64,928
Class I	632,975	666,811
Class Y	-	2,930
Cost of shares redeemed:
Class A	(49,819,157)	(49,529,672)
Class C	(675,132)	(1,236,641)
Class I	(10,850,637)	(22,027,534)
Class Y	-	(295,073)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(39,456,003)	(51,792,463)
Total Increase (Decrease) in Net Assets	(20,821,486)	8,995,211
Net Assets ($):
Beginning of Period	452,018,738	443,023,527
End of Period	431,197,252	452,018,738

	Year Ended December 31,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	107,889	101,888
Shares issued for distributions reinvested	217,363	200,054
Shares redeemed	(1,020,814)	(913,783)
Net Increase (Decrease) in Shares Outstanding	(695,562)	(611,841)
Class Cb
Shares sold	998	865
Shares issued for distributions reinvested	1,205	1,315
Shares redeemed	(15,176)	(25,002)
Net Increase (Decrease) in Shares Outstanding	(12,973)	(22,822)
Class Ia
Shares sold	105,989	76,198
Shares issued for distributions reinvested	12,917	12,072
Shares redeemed	(219,875)	(401,922)
Net Increase (Decrease) in Shares Outstanding	(100,969)	(313,652)
Class Y
Shares sold	-	409
Shares issued for distributions reinvested	-	55
Shares redeemed	-	(5,679)
Net Increase (Decrease) in Shares Outstanding	-	(5,215)

[a] During the period ended December 31, 2019, 748 Class A shares representing $40,741 were exchanged for 741 Class I shares.

[b] During the period ended December 31, 2020, 37 Class C shares representing $1,666 were automatically converted to 34 Class A shares and during the period ended December 31, 2019, 47 Class C shares representing $2,276 were automatically converted to 43 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	54.75	48.11	62.37	59.60	55.36
Investment Operations:
Investment income—net[a]	.35	.21	.22	.18	.33
Net realized and unrealized gain (loss) on investments	4.41	7.94	(9.12)	9.65	4.51
Total from Investment Operations	4.76	8.15	(8.90)	9.83	4.84
Distributions:
Dividends from investment income—net	(.39)	(.25)	(.26)	(.24)	(.18)
Dividends from net realized gain on investments	(1.21)	(1.26)	(5.10)	(6.82)	(.42)
Total Distributions	(1.60)	(1.51)	(5.36)	(7.06)	(.60)
Net asset value, end of period	57.91	54.75	48.11	62.37	59.60
Total Return (%)[b]	9.18	16.95	(14.31)	16.64	8.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.13	1.12	1.13	1.14
Ratio of net expenses to average net assets	.94	1.12	1.12	1.13	1.14
Ratio of net investment income to average net assets	.70	.39	.36	.28	.59
Portfolio Turnover Rate	88.91	81.43	68.30	63.75	60.22
Net Assets, end of period ($ x 1,000)	409,572	425,315	403,113	534,563	519,763

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

	Year Ended December 31,
Class C Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	49.44	43.74	57.44	55.61	51.97
Investment Operations:
Investment (loss)—net[a]	(.10)	(.25)	(.26)	(.33)	(.12)
Net realized and unrealized gain (loss) on investments	3.89	7.21	(8.34)	8.98	4.18
Total from Investment Operations	3.79	6.96	(8.60)	8.65	4.06
Distributions:
Dividends from net realized gain on investments	(1.21)	(1.26)	(5.10)	(6.82)	(.42)
Net asset value, end of period	52.02	49.44	43.74	57.44	55.61
Total Return (%)[b]	8.17	15.94	(15.04)	15.64	7.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09	2.02	1.96	1.97	1.99
Ratio of net expenses to average net assets	1.87	2.01	1.96	1.97	1.99
Ratio of net investment (loss) to average net assets	(.22)	(.51)	(.48)	(.57)	(.24)
Portfolio Turnover Rate	88.91	81.43	68.30	63.75	60.22
Net Assets, end of period ($ x 1,000)	2,109	2,646	3,338	6,813	10,803

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	55.31	48.52	62.64	59.97	55.74
Investment Operations:
Investment income—net[a]	.46	.32	.38	.33	.49
Net realized and unrealized gain (loss) on investments	4.43	8.03	(9.18)	9.70	4.50
Total from Investment Operations	4.89	8.35	(8.80)	10.03	4.99
Distributions:
Dividends from investment income—net	(.55)	(.30)	(.22)	(.54)	(.34)
Dividends from net realized gain on investments	(1.21)	(1.26)	(5.10)	(6.82)	(.42)
Total Distributions	(1.76)	(1.56)	(5.32)	(7.36)	(.76)
Net asset value, end of period	58.44	55.31	48.52	62.64	59.97
Total Return (%)	9.40	17.21	(14.12)	16.91	9.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.93	.89	.90	.94
Ratio of net expenses to average net assets	.74	.92	.89	.90	.94
Ratio of net investment income to average net assets	.91	.59	.60	.53	.85
Portfolio Turnover Rate	88.91	81.43	68.30	63.75	60.22
Net Assets, end of period ($ x 1,000)	19,515	24,057	36,323	113,090	80,790

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended December 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	53.82	47.75	62.58	60.00	55.74
Investment Operations:
Investment income—net[a]	.47	.36	.43	.34	.53
Net realized and unrealized gain (loss) on investments	4.41	7.80	(9.23)	9.70	4.56
Total from Investment Operations	4.88	8.16	(8.80)	10.04	5.09
Distributions:
Dividends from investment income—net	(.55)	(.83)	(.93)	(.64)	(.41)
Dividends from net realized gain on investments	(1.21)	(1.26)	(5.10)	(6.82)	(.42)
Total Distributions	(1.76)	(2.09)	(6.03)	(7.46)	(.83)
Net asset value, end of period	56.94	53.82	47.75	62.58	60.00
Total Return (%)	9.63	17.12	(14.11)	16.93	9.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.84	.88	.87	.78
Ratio of net expenses to average net assets	.63	.84	.88	.87	.78
Ratio of net investment income to average net assets	.96	.68	.71	.54	.98
Portfolio Turnover Rate	88.91	81.43	68.30	63.75	60.22
Net Assets, end of period ($ x 1,000)	1	1	250	1	1

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Active MidCap Fund (the “fund”) is a separate diversified series of BNY Mellon Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (90 million shares authorized), Class C (15 million shares authorized), Class I (65 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company's Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	430,091,518	-	-	430,091,518
Investment Companies	3,449,157	-	-	3,449,157

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely

NOTES TO FINANCIAL STATEMENTS (continued)

manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $18,532 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $63,646, undistributed capital gains $5,855,232 and unrealized appreciation $82,775,973.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $2,945,312 and $2,077,940, and long-term capital gains $9,252,855 and $10,285,187, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro

NOTES TO FINANCIAL STATEMENTS (continued)

rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2020 was approximately $3,279 with a related weighted average annualized rate of 1.26%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed to waive receipt of a portion of its management fee in the amount of .15% of the value of the fund’s average daily net assets from January 1, 2020 until May 31, 2020, and from June 1, 2020 until November 30, 2020, to waive receipt of a portion of its management fee in the amount of .25% of the value of the fund’s average daily net assets. Additionally, the Adviser has contractually agreed, from December 1, 2020 until May 1, 2021, to waive receipt of a portion of its management fee in the amount of .35% of the value of the fund’s average daily net assets. On or after May 1, 2021, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $848,128 during the period ended December 31, 2020.

During the period ended December 31, 2020, the Distributor retained $1,057 from commissions earned on sales of the fund’s Class A shares and $15 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2020, Class C shares were charged $15,580 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2020, Class A and Class C shares were charged $915,449 and $5,193, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $160,358 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2020, the fund was charged $22,582 pursuant to the custody agreement.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $272,806, Distribution Plan fees of $1,332, Shareholder Services Plan fees of $86,831, custodian fees of $8,280, Chief Compliance Officer fees of $2,903 and transfer agency fees of $29,930, which are offset against an expense reimbursement currently in effect in the amount of $127,182.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2020, amounted to $345,257,685 and $393,757,689, respectively.

At December 31, 2020, the cost of investments for federal income tax purposes was $350,764,702; accordingly, accumulated net unrealized appreciation on investments was $82,775,973, consisting of $94,079,164 gross unrealized appreciation and $11,303,191 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the

Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in its application of the “presumption against preemption” in the context of the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices. In August 2020, defendants opposed the petition for certiorari to the U.S. Supreme Court, arguing that none of the Second Circuit’s findings and holdings warrant review, particularly since its decision does not conflict

NOTES TO FINANCIAL STATEMENTS (continued)

with the decision of any other court of appeals. In October 2020, the Supreme Court issued an order inviting the Solicitor General of the United States to file a brief expressing the views of the United States on the certiorari petition filed in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

NOTE 6—Subsequent Event:

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the fund's board, the Adviser will engage Newton to serve as the fund's sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and Newton. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, subject to the Adviser's supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund's investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund's investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of

NOTES TO FINANCIAL STATEMENTS (continued)

Newton as the fund's sub-adviser. The Adviser (and not the fund) will pay Newton for its sub-advisory services.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Active MidCap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Active MidCap Fund (the “Fund”) (one of the funds constituting BNY Mellon Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Strategic Funds, Inc.) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 25, 2021

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2020, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,945,312 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $.5260 per share as a long-term capital gain distribution paid on March 26, 2020 and $.6887 per share as a long-term capital gain distribution paid on December 17, 2020.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds, noting that the funds included in the Performance Group and Performance Universe were not limited to funds that use quantitative models as part of their investment process like the fund, and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during periods under review and noted that the Adviser had added members to the portfolio management team responsible for the management of the fund and implemented enhancements to the investment process.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed to waive receipt of a portion of its management fee in the amount of 0.15% of the fund’s average daily net assets from December 1, 2019 until May 1, 2021, and in the amount of 0.25% of the fund’s average daily net assets from June 1, 2020 until November 30, 2020. Additionally, the Adviser has contractually agreed, from December 1, 2020 until May 1, 2021, to waive receipt of a portion of its management fee in the amount of 0.35% of the fund’s average daily net assets. After May 1, 2021, the Adviser may terminate this additional waiver at any time. The Board noted that the fee waiver arrangements were not fully reflected in the Broadridge data for an annual period.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”) and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver arrangements and their effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board agreed to closely monitor the performance and determined to approve renewal of the Agreement only through May 1, 2021.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through May 1, 2021.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

———————

Joni Evans (78)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-2019)

• Principal, Joni Evans Ltd. (publishing) (2006-2019)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)
Board Member (2017)
Principal Occupation During Past 5 Years:

• Director, Nantucket Library (2015-Present)

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (61)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008-Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013-Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)
Board Member (1995)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

———————

Burton N. Wallack (70)
Board Member (2006)
Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Benaree Pratt Wiley (74)
Board Member (2016)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 70

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 48

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of BNY Mellon since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Active MidCap Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0085AR1220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Alan Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).  Alan Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,338 in 2019 and $34,853 in 2020.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,978 in 2019 and $7,067 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,032 in 2019 and $3,104 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,344 in 2019 and $0 in 2020. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $605,259 in 2019 and $1,264,899 in 2020.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Funds, Inc.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 25, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 25, 2021

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)